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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 19, 2003 relating to the consolidated financial statements, which appears in the 2003 Annual Report to Shareholders of CFS Bancorp, Inc., which is incorporated by reference in CFS Bancorp, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002.

Chicago, Illinois
May 30, 2003                                               /s/ Ernst & Young LLP
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